SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            ELAST TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                            ELAST TECHNOLOGIES, INC.
                               2505 Rancho Bel Air
                             Las Vegas, Nevada 89107






May 25, 2000




To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Elast Technologies, Inc., a Nevada corporation ("Company"), which will be held at 10:00 a.m., Pacific Standard Time, on July 10, 2000, at the Howard Hughes located at 3800 Howard Hughes Parkway, Las Vegas, Nevada 89135 ("Annual Meeting"). All holders of the Company's outstanding common stock as of May 6, 2000, are entitled to vote at the Annual Meeting.

     Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement, and Proxy Card. A current report regarding the business operations of the Company will be presented at the Annual Meeting and stockholders will have an opportunity to ask questions.

     We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important you complete, sign, date, and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                            Sincerely,

                                            /s/ Thomas Krucker
                                            ------------------------------------
                                            Thomas Krucker
                                            President and Secretary

                            ELAST TECHNOLOGIES, INC.
                               2505 Rancho Bel Air
                             Las Vegas, Nevada 89107

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on July 6, 2000

     NOTICE IS HEREBY given that the Annual Meeting of Stockholders of Elast Technologies, Inc., a Nevada corporation ("Company"), will be held at 10:00 a.m., Pacific Standard Time, on July 6, 2000, at the Howard Hughes located at 3800 Howard Hughes Parkway, Las Vegas, Nevada 89135 ("Annual Meeting") for the following purposes:

1.   To elect five (5) members to the Board of Directors of the Company;

2.   To approve and adopt the Company's Stock Option Plan;

3. To approve, adopt and ratify the actions taken by the Company's officers and directors during the last fiscal year;

4. To approve the merger between the Company and Bioelectronics Corp., a privately owned research and development company in Maryland;

5. To approve the Company entering into Indemnification Agreements with its executive officers and directors;

6. To approve the Company's reimbursement of business-related expenses to the Company's President, Thomas Krucker, in the amount of $113,854.00.

7. To approve the selection of Kelly & Company to audit the financial statements of the Company for the fiscal year ended December 31, 2000; and

8. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on May 6, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

                                            By Order of the Board of Directors

                                            /s/ Thomas Krucker
                                            ------------------------------------
                                            Thomas Krucker,
                                            President and Secretary

Dated: May 25, 2000


PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                            ELAST TECHNOLOGIES, INC.
                               2505 Rancho Bel Air
                             Las Vegas, Nevada 89107


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held July 10, 2000
                                VOTING AND PROXY

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Elast Technologies, Inc., a Delaware corporation ("Company"), for use at the annual meeting of stockholders of the Company to be held at 10:00 a.m., Pacific Standard Time, on July 10, 2000, at the Howard Hughes located at 3800 Howard Hughes Parkway, Las Vegas, Nevada 89135("Annual Meeting"), and at any adjournments thereof. When a Proxy is properly executed and returned, the shares of the Company's $.001 par value common stock that such Proxy represents will be voted in accordance with any directions specified therein. If no specification is indicated, those shares will be voted "FOR" (i) the election as directors of the Company of the five (5) nominees named herein; (ii) approval and adoption of the Company's Stock Option Plan (attached hereto as "Exhibit One"); (iii) the approval, adoption and ratification of the actions taken by the Company's officers and directors during the most recent fiscal year; (iv) the approval of the merger between the Company and Bioelectronics Corp., a privately owned research and development company in Maryland; (v) the approval of the Company with its executive officers and directors, entering into Indemnification Agreements; (vi) the approval of the Company's reimbursement of business-related expenses to the Company's President, Thomas Krucker, in the amount of $113,854.00; and (vii) the approval and ratification of the selection and appointment of Kelly & Company as independent certified public accountants of the Company to audit the financial statements of the Company for the fiscal year ended December 31, 2000.

Any stockholder giving a Proxy has the power to revoke that Proxy at any time before that Proxy is voted by (i) giving to the Secretary of the Company written notice of such revocation, (ii) issuance of a subsequent Proxy, or (iii) voting in person at the Annual Meeting. The affirmative vote of the holders of not less than two-thirds (2/3) of the issued and outstanding shares of the Company's $.001 par value common stock will be required for the approval of such proposal.

At the close of business on May 6, 2000, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 8,751,215 shares of its $.001 par value common stock ("Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on May 6, 2000, are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed to all stockholders entitled to vote at the Annual Meeting on or about June 19, 2000.

The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are specified more completely below.

                              ELECTION OF DIRECTORS

(Proposal 1)

Directors of the Company are elected annually and hold office until the next annual meeting of stockholders of the Company or until their respective successors are elected and qualified. It is intended that the Proxies solicited by the Board of Directors of the Company will be voted for election of the five
(5) nominees specified below, unless a contrary instruction is made on the Proxy. If, for any reason, one or more of these nominees should be unavailable as a candidate for director of the Company, an event which is not anticipated, the persons specified in the accompanying Proxy will vote for another candidate or candidates nominated by the Board of Directors. To be elected to the Board of Directors of the Company, a nominee must receive the affirmative vote of the holders of a majority of the total issued and outstanding Common Stock. Cumulative voting for nominees is not permitted.

Three (3) of the nominees for directors, Thomas Krucker, Robert Milne and Eduardo Jimenez, are, at present, directors of the Company.

The following table sets forth certain information with respect to (i) each nominee for director of the Company, and (ii) all director nominees and executive officers of the Company as a group at May 1, 2000, including the number of shares of Common Stock beneficially owned by each of them. Percentages are based on the number of shares of the Company's outstanding Common Stock on a fully diluted basis as of May 1, 2000.


                          Name and Address of               Amount and Nature of
Title of Class            Beneficial Owner                  Beneficial Owner                   Percent of Class
--------------            ----------------                  ----------------                   ----------------
$.001 par value           Dr. Robert Milne(1)               4,029,976                          50.6%
Common Stock              2432 Greens Ave.                  Secretary and Director
                          Henderson, NV 89014

$.001 par value           Thomas Krucker(2)                 390,332                            4.9%
Common Stock              2505 Rancho Bel Air               President and Director
                          Las Vegas, NV 89107

$.001 par value           Nicholas Spencer                  25,000                             0.3%
Common Stock              13 Edinburgh Road                 Director
                          N.S.W., Australia

                          Total shares                      4,445,308                          55.8%
                          beneficially owned by
                          all officers and
                          directors as a group

(1) Shares of the Company's common stock are held by (i) Dr. Milne; (ii) Dr. Milne's spouse, Julie Milne; (iii) immediate family members, Drew Milne, Meredith Milne and Brook Milne, who reside with Dr. Milne; (iv) a Milne family trust; (v) the Milne Medical Center, an affiliate of Dr. Milne.

(2) Shares of the Company's common stock are held by (i) Mr. Krucker; (ii) a trust in the name of Mr. Krucker's spouse, Katherine; and (iii) Katherine Krucker as custodian for his daughter, Kimberly, who resides with him.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("Commission") and generally includes voting or investment power with respect to securities. In accordance with Commission rules, shares of Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of this Proxy Statement are deemed beneficially owned by the optionees.

Nominees for Directors

Thomas Krucker (60) is the President, Chief Executive Officer, and a director of the Company. Mr. Krucker graduated from the University of Arizona in 1962 and received a Juris Doctorate degree from Pepperdine University in 1969. Mr. Krucker served with Toyota USA for approximately 20 years. Mr. Krucker was formerly the Chief Operating Officer of Fun City Popcorn, Inc., a Nevada corporation, which was purchased and is a wholly owned subsidiary of Tone Products, Inc. Mr. Krucker left Tone Products to accept the office of President of the Company.

Robert D. Milne, M.D. (53) is the Chairman of the Board of Directors of the Company. Dr. Milne is a board-certified family practice physician with extensive experience in allergy testing and preventative medicine. He is also the inventor of the ELAST Device. Before starting his own practice at the Milne Medical Center in Las Vegas, Nevada, Dr. Milne was Medical Director at the Omni Medical Center and also practiced medicine at the Nevada Clinic after previous assignments in emergency medicine and a family practice. Dr. Milne is the author of numerous papers in the medical field and has authored several books, including The Definitive Guide to Headaches and The Photon Connection - Energy for the New Millennium.

Dr. Eduardo Daniel Jimenez Gonzalez (58) is an international banker and Mexican attorney who specializes in immigration, civil, and criminal matters in the Republic of Mexico and who provides international consulting services regarding finance, credit, commerce, industrial and tourist development, import and export matters, and administrative management. Dr. Gonzalez is a Fullbright Scholar who received a Master of Arts Degree from John Hopkins University, School of
Advanced International Studies, in Washington, D.C. and who has studied International Economics at Harvard University and American Civilization at Georgetown University. Dr. Gonzalez has served as a counselor at the Mexican
Embassy in Washington, D.C., as a Mexican Minister in Bonn, as Ambassador at Large for Mexico in Oslo, Norway and Islandia, and as private secretary for a former President of Mexico. He has served as Managing Director for Latin American Investment Banking for First Chicago Bank in Panama, Colombia, Venezuela, Ecuador and Peru, as as First Chicago Bank's Vice-President for the Western Hemisphere. He is an international lecturer on economic development and an International Law Professor at the University of Mexico.

Andrew J. Whelan (57) is the President and Chief Executive Officer of Bioelectronics Corp., a privately held corporation in Maryland. Bioelectronics Corp. is more particularly described in Proposal 4 of this Proxy Statement. Mr. Whelan is a seasoned business executive with a strong financial, consulting and management background. He was a founder, Chairman and President of Physician's Pharmaceutical Services, Inc., a public company and a charter member of the Maryland Chapter of "Inc's Fastest Growing Companies in America." Mr. Whelan was also founder, President and Chief Executive Officer of Drug Counters; a chain of managed care retail pharmacies, which was sold to Diagnostek, Inc. Mr. Whelan subsequently provided management services to Diagnostek's HPI division, which supports multi-million dollar pharmaceutical accounts for hospitals and HMOs. Mr. Whelan has extensive experience and knowledge of the pharmaceutical industry and health care management services. Since 1981, he has been self employed and involved in several personal businesses and start-ups. From 1979 to 1981, he was Senior Vice President of Finance and Chief Financial Officer for Brock Hotel Corporation, a company trading on the New York Stock Exchange and the largest franchisee of Holiday Inns. In addition, he was a founder and director of Show-Biz Pizza Place, where he was responsible for finance and development. Mr. Whelan held a variety of positions with the Marriott Corporation form 1973 to 1979, including, Vice President of Finance and Administration for its Architectural and Construction Division, one of the nation's largest contractors.

Lee T. Feldman (52) is a director of Bioelectronics Corp., a privately held company in Maryland (more particularly described in Proposal 4 of this Proxy Statement) Mr. Feldman has been in senior management positions for several major technology, information services and development companies. He is internationally recognized for his expertise in the management, design, implementation and study of sophisticated computer informational systems. He is particularly noted for his contribution to the United States government as Chief Scientist and Technical Director on classified projects for the military, planning and intelligence missions, several of which were established by Presidential Directive. Mr. Feldman has been an advisor to the United States government, several foreign governments, research institutes and major corporations.

Board of Directors Meetings During Last Fiscal Year

The Board of Directors consisted of four directors, Thomas Krucker, Nicholas Spencer, Dr. Robert Milne and Edward L. Hamilton who was recently removed and replaced by Dr. Eduardo Daniel Jimenez Gonzalez, during the Company's most recent fiscal year and all corporate action was taken by written consent in lieu of holding Board of Directors' meetings. The Company contemplates that the directors elected at the Annual Meeting will form a Compensation Committee consisting of two directors, at least one of whom shall be an independent director, and shall make recommendations concerning salaries and incentive compensation for employees (including officers and management personnel) of the Company. The Company also contemplates the formation of an Audit Committee consisting of two (2) directors, at least one of whom shall be an independent director, which shall review the results and scope of the audits and other services provided by the Company's independent auditors.

All directors of the Company hold office until the next annual meeting of stockholders of the Company and the election and qualification of their successors. Officers of the Company are appointed annually by, and serve at the discretion of, the Board of Directors.

Principal Stockholders. Other than officers and directors, no persons are beneficial owners of more than 5% of the Company's Common Stock.

Executive Compensation. Any compensation received by officers and management personnel of the Company will be determined from time to time by the Board of Directors of the Company (specifically the Compensation Committee). Officers, directors and management personnel of the Company will be reimbursed for any out-of-pocket expenses incurred on behalf of the Company.

Summary Compensation Table. The table set forth below summarizes the annual and long-term compensation for services in all capacities to the Company payable to the Chief Executive Officer of the Company and the other executive officers of the Company whose total annual salary and bonus is anticipated to exceed $50,000 during the calendar year ended December 31, 2000.

                                        SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION

                     Cash                                          Meals &                                         Total
                 Compensation    Auto Expense     Insurance     Entertainment      Travel         Housing       Compensation
                 -----------     ------------     ---------     -------------      ------         -------       ------------
T. Krucker         $66,040         $16,269          $8,397         $69,004        $20,184           $ --          $179,894
E. Hamilton        $110,894         $8,470          $1,701           --              --           $15,000         $136,065
Dr. Milne          $28,778            --              --             --              --              --           $28,778

----------------------------------------------------------------------------------------------------------------------------
Totals             $205,712        $24,739         $10,098         $69.004        $20,184         $15,000         $344,737

Compensation of Directors. During 1999, the Company also granted options to purchase up to 150,000 shares of the Company's common stock to two members of the Board of Directors; however, because the exercise price of the options equaled or exceeded the fair value of the Company's common stock at the date of grant, no compensation expense was recognized in connection with the issuance of these options. In 1999 the Company paid $11,000 to an officer and major shareholder for rental and purchase of a vehicle. Of the amount paid, $2,700 represented automobile rental and $8,300 represented the purchase price. The automobile was used for business purposes and subsequently sold to an independent party for $5,000. The Company recognized a $2,608 loss from the sale of the asset. Other expenditures for travel, entertainment, insurance, car leases, and miscellaneous expenses were also categorized as compensation to officers during fiscal 1999.

To be elected to the Board of Directors of the Company, a nominee must receive the affirmative vote of the holders of a majority of the total issued and outstanding Common Stock. Cumulative voting for nominees is not permitted.

                          APPROVAL OF STOCK OPTION PLAN

(Proposal 2)

Management of the Company believes that it is in the best interests of the Company to reserve certain authorized shares of Common Stock pursuant to the terms and subject to the conditions specified in the Company's Stock Option Plan, which was approved and adopted by the Company's Board of Directors on October 11, 1999, and which is attached hereto as Exhibit A. The stock options so specified are intended to serve as an incentive to, and to encourage stock ownership by, certain directors, officers, employees and certain persons rendering service to the Company so that they may acquire or increase their proprietary interest in the success of the Company, and to encourage them to remain in the Company's service.

Approval of the proposal to approve and adopt the Company's Stock Option Plan requires the affirmative vote of the holders of a majority of the total issued and outstanding Common Stock.

                RATIFICATION OF ACTIONS BY OFFICERS AND DIRECTORS
                      DURING THE COMPANY'S LAST FISCAL YEAR

(Proposal 3)

Management of the Company will report to the Company's shareholders regarding the actions taken by the Company's officers and directors during the last fiscal year, including, but not limited to, material contracts entered into by the Company. Management of the Company believes that these actions taken by the Company's officers and directors and the material contracts entered into by the Company have been in the best interests of the Company and its shareholders, and, therefore, will request that holders of the issued and outstanding Common Stock vote to approve, consent to, adopt and ratify each of those actions and material contracts.

Approval of the proposal to approve, adopt and ratify the actions taken by the Company's officers and sole director during the Company's most recent fiscal year requires the affirmative vote of the holders of a majority of the issued and outstanding Common Stock.

                               APPROVAL OF MERGER

(Proposal 4)

Management of the Company believes that it is in the best interests of the Company to enter into a merger agreement with Bioelectronics Corp., a privately held research and development company based in Maryland ("Bioelectronics"). Bioelectronics designs low cost and disposable magnetic field medical devices to accelerate and improve the quality of tissue healing. Bioelectronics' product is its patented Portic Electronic Bandage ("PEB"), an inexpensive, disposable and self-contained radio frequency emitting device that hastens the healing of soft and hard tissue wounds, including fresh fractures. The PEB is an adjunctive treatment which uses the bodies own electrical circuits to heal. The PEB has been tested on over 2,000 patients. Pre-market approval has been obtained in Canada, and a 510K application has been submitted to the Food and Drug Administration ("FDA") for pre-market approval in the United States. The FDA has agreed to a minimal 50-person study to expedite market approval.

To assure a smooth transition for both companies, Thomas F. Krucker, the Company's President and Chief Executive Officer, will serve as President and Chief Executive Officer of the surviving entity and Andrew J. Whelan, President and Chief Executive Officer of Bioelectronics, will serve as Chief Operating Officer of the surviving entity. In addition to the integration of the two management teams, the surviving entities' Board of Directors will consist of a representative of both the Company and Bioelectronics, with a majority of the Board of Directors consisting of members of the Company's current Board of Directors. The merger agreement is subject to completion and execution of final merger documents.

Approval of the proposal to approve the Company's merger with Bioelectronics requires the affirmative vote of the holders of a majority of the total issued and outstanding Common Stock.

                   APPROVAL OF THE INDEMNIFICATION AGREEMENTS
                     TO BE ENTERED INTO BETWEEN THE COMPANY
                         AND ITS OFFICERS AND DIRECTORS

(Proposal 5)

The Company anticipates that within the next 6 months, it will enter into Indemnification Agreements with each of its executive officers and directors pursuant to which the Company shall indemnify each such director and officer for all expenses and liabilities, including criminal monetary judgments, penalties and fines, incurred by each such director and officer in connection with any criminal or civil action brought or threatened against such director and officer because of such director and officer being or having been an executive officer or director of the Company. To be entitled to indemnification by the Company, such person must have acted in good faith and in a manner such person believed to be in the best interests of the Company and, with respect to criminal actions, such director and officer must have had no reasonable cause to believe his or her conduct was unlawful.

Approval of the proposal to enter into Indemnification Agreements with the Company's executive officers and directors requires the affirmative vote of the holders of a majority of the total issued and outstanding Common Stock.

                     TO APPROVE THE COMPANY'S REIMBURSEMENT
                  OF BUSINESS-RELATED EXPENSES TO THE COMPANY'S
                            PRESIDENT, THOMAS KRUCKER

(Proposal 6)

During the year ended December 31, 1999, the Company reimbursed the Company's President, Thomas Krucker, for business-related expenses amounting to $113,854.00. Such expenses included (i) $16,269.00 for automobile expense; (ii) $8,397.00 for insurance expense; (iii) $69,004.00 for meals and entertainment; and (iv) $20,184.00 for travel expenses. The Company has determined that such expenses were reasonable and accrued by Mr. Krucker in the ordinary course of business.

Approval of the reimbursement of expenses by the Company to the Company's President, Thomas Krucker, requires the affirmative vote of the holders of a majority of the issued and outstanding Common Stock.

                     INDEPENDENT AUDITORS - KELLY & COMPANY

(Proposal 7)

Management of the Company has selected the certified public accounting firm of Kelly & Company to audit and comment on the Company's financial statements for the Company's fiscal year ended December 31, 2000, and to conduct whatever audit functions are deemed necessary pursuant thereto. Kelly & Company was responsible for the audit of the Company's financial statements for the fiscal year ended December 31, 1999, for inclusion in the Company's 1999 Annual Report on Form 10-KSB which was filed with the Commission on March 30, 2000.

Approval of the selection of Kelly & Company to audit the financial statements of the Company for the fiscal year ended December 31, 2000, requires the affirmative vote of the holders of a majority of the issued and outstanding Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


Dr. Milne, the Chairman of the Board of the Company, provides office space and services to the Company, at no cost to the Company. At such time as the Company begins receiving revenue from operations, management of the Company anticipates that the Company will begin paying rent for 800 square feet of this office space, at a rate of $1,200 per month.


Also in 1999, Edward L. Hamilton, who was, at the time, an officer and director of the

Company, was provided housing in a residence owned by Thomas Krucker. The Company paid Mr. Krucker $15,000 for the housing and that cost was included in Mr. Hamilton's compensation for 1999.

In 1999, the Company paid to Thomas Krucker, an officer and major shareholder of the Company, $11,000 for the rental and purchase of an automobile. Of the amount paid, $2,700 represented automobile rental and $8,300 represented the purchase price. The automobile was used for business purposes and who subsequently sold to an independent party for $5,000. The Company recognized $2,608 loss from the sale of the asset.

Licensing Agreement Was Not the Result of Arms-Length Negotiations. As set forth above, on or about June 12, 1996, Elast Technologies, Inc., a Delaware corporation ("Elast Delaware") acquired a license from Robert D. Milne, M.D., who was, at that time, Chairman of the Board of Directors and a major shareholder of Elast Delaware, whereby Elast Delaware acquired the exclusive right to develop, manufacture and market the ELAST Device. Elast Delaware issued to Dr. Milne 3,200,000 shares of its common stock to acquire the licensing rights. The Company believes that the fair market value of 3,200,000 shares of Elast Delaware's common stock at the time of the transaction was $800.00, and, therefore, the Company determined that 3,200,000 shares of Elast Delaware's common stock was fair consideration for the license agreement with Dr. Milne.

                                  OTHER MATTERS

The Board of Directors of the Company knows of no other matters to be brought before the Annual Meeting. If, however, other matters should come before the Annual Meeting, it is the intention of each person specified in the Proxy to vote such Proxy in accordance with his or her judgment on such matters.

                          ANNUAL REPORT ON FORM 10-KSB

A copy of the Company's Annual Report on Form 10-KSB filed with the Commission on March 30, 2000, is available without charge to stockholders and may be obtained by writing to the Company at 2505 Rancho Bel Air, Las Vegas, Nevada 89107, Attention: Information Agent. A summary of the Company's most recent Annual Report is attached to this Proxy Statement as Appendix A.

On or about May 2, 1999, the Company became a reporting company with the Commission, and is now obligated to file quarterly and annual reports, which include financial statements. The public may read and copy any materials filed with the Commission, including the Registration Statement on Form 10-SB filed by the Company on March 3, 1999; the amendment thereto filed on August 2, 1999; the Registration Statement on Form SB-2 filed by the Company on December 7, 1999; and the Company's Annual Report on Form 10-KSB filed on March 30, 2000, at the Commission's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549, or by accessing the Commission's website at http://www.sec.gov. A summary of the Company's Annual Report on Form 10-KSB filed with the SEC on October 8, 1999, is attached hereto as Appendix A.

                              STOCKHOLDER PROPOSALS

Any proposals of security holders which are intended to be presented at next year's annual meeting must be received by the Company at its principal executive offices on or before March 1, 2000, in order to be considered for inclusion in the Company's Proxy materials relating to that annual meeting.

                                   EXHIBIT ONE


                                Stock Option Plan

                 STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN


Article

I.        Purposes of the Plan

II.       Amount of Stock Subject to Plan

III.      Effective Date and Term of the Plan

IV.       Administration

V.        Eligibility

VI.       Limitation on Exercise of Incentive Options

VII.      Options: Price and Payment

VIII.     Use of Proceeds

IX.       Term of Options and Limitations on the Right of Exercise

X.        Exercise of Options

XI.       Stock Appreciation Rights

XII.      Nontransferability of Options and Stock Appreciation Rights

XIII.     Termination of directorship or Employment

XIV.      Adjustment of Shares; Effect of Certain Transactions

XV.       Right to Terminate Employment

XVI.      Purchase for Investment

XVII.     Issuance of Certificates; Legends; Payment of Expenses

XVIII.    Withholding Taxes

XIX.      Listing of Shares and Related Matters

XX.       Amendment of the Plan

XXI.      Termination or Suspension of the Plan

XXII.     Governing Law

XXIII.    Partial Invalidity

                   ELAST TECHNOLOGIES, INC. 1999 STOCK OPTION
                       AND STOCK APPRECIATION RIGHTS PLAN

                             I. PURPOSES OF THE PLAN

     1.01 Elast Technologies, Inc., a Nevada corporation ("Company"), desires to provide to certain of its directors and key employees and the directors and key employees of any subsidiary corporation or parent corporation of the Company who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and, therefore, to create in such directors and key employees an increased interest in and a greater concern for the welfare of the Company.

     The Company, by means of this 1999 Stock Option and Stock Appreciation Right Plan (the "Plan"), seeks to retain the services of persons now serving in certain capacities and to secure the services of persons capable of serving in similar capacities.

     1.02 The stock options ("Options") and stock appreciation rights ("Rights") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any director or key employee.

     1.02 The Options granted pursuant to the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not satisfy the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

                     II. AMOUNT OF STOCK SUBJECT TO THE PLAN

     2.01 The total number of shares of common stock of the Company which either may be purchased pursuant to the exercise of options granted pursuant to the Plan or acquired pursuant to the exercise of Rights granted pursuant to the Plan shall not exceed, in the aggregate, five million (5,000,000) shares of the authorized common stock, $.001 par value per share, of the Company (the
"Shares"). Shares which are subject to Rights and related options shall be counted only once in determining whether the maximum number of Shares which may be purchased or acquired pursuant to the Plan has been exceeded.

     2.02 Shares which may be acquired pursuant to the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options or Rights granted pursuant to the Plan expire or terminate without having been exercised, new options or Rights may be granted with respect to the Shares subject to by such expired or terminated Options or Rights; provided, however, that the grant and the terms of such new Options or Rights shall in all respects comply with the provisions of the Plan.

                    III. EFFECTIVE DATE AND TERM OF THE PLAN

     3.01 The Plan shall become effective on the date (the "Effective Date") on which it is adopted by the Board of Directors of the Company (the "Board of Directors"); provided, however, that if the Plan is not approved by a vote of the shareholders of the Company within twelve (12) months before or after the Effective Date, the Plan and any Options and Rights granted pursuant thereto shall terminate.

     3.02 The Company may, from time to time during the period beginning on the Effective Date and ending on December 31, 2008 ("Termination Date"), grant to persons eligible to participate in the Plan Options, Rights or both Options and Rights, pursuant to the terms of the Plan. Options and Rights granted prior to the Termination Date may extend beyond that date, in accordance with the terms thereof.

     Provisions of the Plan which pertain to Options or Rights shall apply to Options, Rights or a combination thereof.

     3.03 As used in the Plan, the terms "subsidiary corporation" and "parent corporation" shall have the meanings ascribed to such terms, respectively, in Sections 425(f) and 425(e) of the Code.

     3.04 An employee or director to whom Options or Rights are granted pursuant to the Plan may be referred to herein as a "Participant."

                               IV. ADMINISTRATION

     4.01 The Board of Directors shall designate an option committee (the "Committee") which shall consist of no fewer than three (3) directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to administer the Plan. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

     4.02 Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors; provided, however, that, with respect to the participation in the Plan by members of the Board of Directors, such powers and functions of the Committee may be exercised by the Board of Directors only if, at the time of such exercise, a majority of the members of the Board of Directors, as the case may be, and a majority of the directors acting in the particular matter, are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated pursuant to the Exchange Act. Any reference in the Plan to the Committee shall be deemed also to refer to the Board of Directors, to the extent that the Board of Directors is exercising any of the powers and functions of the Committee.

     4.03 Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion,

     (i) to determine the directors and employees to whom Options or Rights shall be granted, the time when such Options or Rights shall be granted, the number of Shares which shall be subject to each Option or Right, the purchase price or exercise price of each Share which shall be subject to each option or Right, the period(s) during which such Options or Rights shall be exercisable (whether in whole or in part), and the other terms and provisions of the respective options (which need not be identical) and Rights (which need not be identical);

     (ii) to construe the Plan and Options and Rights granted pursuant thereto;

    (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; and

     (iv) to  make  all  other   determinations   necessary  or  advisable   for
          administering the Plan.

     4.04 Without limiting the generality of the foregoing, the Committee also shall have the authority to require, in its discretion, as a condition of the granting of any Option or Right, that the Participant agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the Option or Right for a period of twelve (12) months following the date of acquisition of such Shares and (ii) that in the event of termination of directorship or employment of such Participant, other than as a result of dismissal without cause, such Participant will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any employment or participate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through directorship or employment with the Company or any subsidiary corporation or parent corporation thereof.

     The determination of the Committee on matters referred to in this Article IV shall be conclusive.

     4.05 The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Right.

                                 V. ELIGIBILITY

     5.01 Non-Qualified Options and Rights may be granted only to directors, officers and other salaried key employees of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereinafter provided. Any person who shall have retired from active employment by the Company, although such person shall have entered into a consulting contract with the Company, shall not be eligible to receive an Option or a Right.

     An Incentive Option may be granted only to salaried key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, and not to any director or officer who is not also an employee.

                 VI. LIMITATION ON EXERCISE OF INCENTIVE OPTIONS

     6.01 Except as otherwise provided pursuant to the Code, to the extent that the aggregate fair market value of Shares with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (pursuant to all stock options plans of the Company and any parent corporation or subsidiary corporation of the Company) exceeds One Hundred Thousand Dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (i) the fair market value of Shares is determined as of the time the Option is granted, and (ii) the limitation will be applied by taking into account Options in the order in which they were granted.

                         VII. OPTIONS: PRICE AND PAYMENT

     7.01 The purchase price for each Share purchasable under any Non-Qualified Option granted pursuant to the Plan shall be such amount as the Committee shall deem appropriate.

     7.02 The purchase price for each Share purchasable pursuant to any Incentive Option granted pursuant to the Plan shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the fair market value per Share on the date the option is granted; provided, however, that in the case of an Incentive Option granted to a Participant who, at the time such Incentive option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred ten percent (110%) of the fair market value per Share at the date such Option is granted.

     7.03 If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on such date. If the Shares are listed on a national securities exchange in the United States of America on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States of America on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

     7.04 If a public market exists for the Shares on any date on which the fair market value per Share is to be determined, but the Shares are not listed on a national securities exchange in the United States of America, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on such date. If there are no bid and asked quotations for the Shares on such date, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on the closest date preceding such date for which such quotations are available.

     7.05 If no public market exists for the Shares on any date on which the fair market value per Share is to be determined, the Committee shall, in its sole discretion and best judgment, determine the fair market value of a Share.

     For purposes of the Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

     7.06 Upon the exercise of an Option, the Company shall cause the purchased Shares to be issued only when it shall have received the full and complete purchase price for the Shares in cash or by certified check; provided, however, that in lieu of cash or certified check, the Participant may, if and to the extent the terms of the option so provide and to the extent permitted by applicable law, exercise an option in whole or in part, by delivering to the Company shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such Participant having a fair market value equal to the purchase price of the Shares as to which the Option is being exercised. The fair market value of the stock so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

                              VIII. USE OF PROCEEDS

     8.01 The cash proceeds of the sale of Shares subject to Options are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

          IX. TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

     9.01 Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; and provided, further, that, in the event that an Incentive Option granted to a Participant who, at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Option shall not be exercisable after the expiration of five (5) years from the date such option is granted.

     9.02 Subject to the provisions of Article XX of the Plan, the Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any option.

     9.03 To the extent that an Option is not exercised within the period of exerciseability specified therein, it shall expire as to the then unexercised part.

     In no event shall an option granted pursuant to the Plan be exercisable for a fraction of a Share.

                             X. EXERCISE OF OPTIONS

     10.01 Any Option shall be exercised by the Participant holding such option as to all or part of the Shares contemplated by such Option by giving written notice of such exercise to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Articles XVI, XVIII and XIX of the Plan, the Company shall cause certificates for the Shares so purchased to be delivered to the Participant at the principal business office of the Company, in exchange for by payment of the full and complete purchase price, on the date specified in the notice of exercise.

                          XI. STOCK APPRECIATION RIGHTS

     11.01 In the discretion of the Committee, a Right may be granted (i) alone,
(ii) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or in the alternative thereto or
(iii) subsequent to the grant of a Non-Qualified option and in conjunction therewith or in the alternative thereto.

     11.02 The exercise price of a Right granted alone shall be determined by the Committee, but shall not be less than one hundred percent (100%) of the fair market value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the fair market value per Share subject to the Right and related Option exceeds the exercise price per Share thereof.

     11.03 Upon any exercise of a Right, the number of Shares for which any related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of Shares for which such option shall have been exercised.

     Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.

     11.04 A Right shall entitle the Participant upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Committee, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate fair market value equal to the product of (i) the excess of the fair market value, on the date of such Request, of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (ii) the number of Shares for which such Right shall be exercised.

     11.05 Any election by a Participant to receive cash in full or partial settlement of a Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth (12th) business day following such date. Within thirty
(30) days of the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request. A Request to receive cash in full or partial settlement of a Right or to exercise a Right for cash may provide that, in the event the Committee shall disapprove such Request, such Request shall be deemed to be an exercise of such Right for Shares.

     11.06 If the Committee disapproves in whole or in part any election by a Participant to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such Participant's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such Participant's right to exercise any related Option.

     11.07 A Participant shall not be entitled to request or receive cash in full or partial payment of a Right, if such Right or any related Option shall have been exercised during the first six (6) months of its respective term; provided, however, that such prohibition shall not apply if the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such six (6) month period, or if such Participant is not a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Exchange Act.

     11.08 A Right shall be deemed exercised on the last day of its term, if not otherwise exercised by the holder thereof, provided that the fair market value of the Shares subject to the Right exceeds the exercise price thereof on such date.

     For all purposes of this Article XI of the Plan, the fair market value of Shares shall be determined in accordance with the principles set forth in
Article VII of the Plan.

                       XII. NONTRANSFERABILITY OF OPTIONS
                          AND STOCK APPRECIATION RIGHTS

     12.01 No Option or Right shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option or Right shall be exercisable, during the lifetime of the Participant, only by such Participant.

                 XIII. TERMINATION OF DIRECTORSHIP OR EMPLOYMENT

     13.01 Upon termination of the directorship or employment of any Participant with the Company and all subsidiary corporations and parent corporations of the Company, any Option or Right previously granted to the Participant, unless otherwise specified by the Committee in the option or Right, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

     (a) if the Participant shall die while serving as a director or while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such Participant was entitled to exercise an option or Rights as provided in the Plan, the legal representative of such Participant, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the Participant, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right; and

     (b) if the directorship or employment of any Participant to whom such option or Right shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in
          Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such Participant is entitled to exercise such option or Right as herein provided, such Participant shall have the right to exercise such option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of directorship or employment in the case of termination by reason of retirement or dismissal other than for cause and (ii) one
          (1) year after the date of termination of directorship or employment in the case of termination by reason of disability.

     In no event, however, shall any person be entitled to exercise any option or Right after the expiration of the period of exerciseability of such option or Right as specified therein.

     13.02 If a Participant voluntarily terminates his directorship or employment, or is discharged for cause, any Option or Right granted pursuant to his Plan shall, unless otherwise specified by the Committee in the Option or Right, forthwith terminate with respect to any unexercised portion thereof.

     13.03 If an Option or Right shall be exercised by the legal representative of a deceased Participant, or by a person who acquired an Option or Right by bequest or inheritance or by reason of the death of any Participant, written notice of such exercise shall be accompanied by a certified copy of letter testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

     13.04 For the purposes of the Plan, the term "for cause" shall mean (i) with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of similar import) for purposes of termination of employment pursuant thereto by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) in all other cases, as determined by the Board of Directors, in its sole discretion, (a) the willful commission by an employee of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (c) the continuing willful failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the employee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee by the Board of Directors; or (d) the order of a court of competent jurisdiction requiring the termination of the employee's employment. For purposes of the Plan, no act, or failure to act, on the employee's part shall be considered "willful" unless done or omitted to be done by the employee not in good faith and without reasonable belief that the employee's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

     13.05 For the purposes of the Plan, an employment relationship shall be deemed to exist between a person and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422A(a) of the Code. If a person is on maternity, military, or sick leave or other bona fide leave of absence, such person shall be considered an "employee" for purposes of the exercise of an option or Right and shall be entitled to exercise such option or Right during such leave if the period of such leave does not exceed ninety (90) days, or, if longer, so long as such person's right to reemployment with his employer is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91) day of such leave, unless such person's right to reemployment is guaranteed by statute or contract.

     13.06 A termination of employment shall not be deemed to occur by reason of
(i) the transfer of a Participant from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of a Participant from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

            XIV. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

     14.01 In the event of any change in the outstanding Shares as a result of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination or exchange of shares, or other similar change in capital structure of the Company, an adjustment shall be made to each outstanding Option and Right such that each such Option and Right shall thereafter be exercisable for such securities, cash or other property as would have been received in respect of the Shares subject to such option or Right had such Option or Right been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash or property then receivable upon exercise of an Option or Right. In addition, in the event of any such change, the Committee shall make any additional adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares, if any, for which options or Rights may be granted to any one employee, and the number of Shares and price per Share subject to outstanding Options or Rights as shall be equitable to prevent dilution or enlargement of rights under such Options or Rights, and the determination of the Committee as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option and any related Right shall comply with the rules of Section 425(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422A of the Code.

     14.01 For purposes of the Plan, a "change in control" of the Company occurs if: (a) any "person" (defined as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended) other than the current owner is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing ten percent
(10%) or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; or (b) during any period of two consecutive years, persons who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof; or (c) the Board of Directors shall approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (a) or (b) above.

     14.02 In the event of a change in control of the Company (defined above), the Committee, in its discretion, may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option or Right outstanding pursuant to the Plan shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option or Right, an amount of cash equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction increases the exercise price per Share of such Option or Right. The provisions specified in the preceding sentence shall be inapplicable to an Option or Right granted within six (6) months before the occurrence of a transaction described above if the holder of such Option or Right is a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Exchange Act, unless such holder dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such six-month period.

     Alternatively, the Committee may determine, in its discretion, that all then outstanding Options and Rights shall immediately become exercisable upon a change of control of the Company.

                        XV. RIGHT TO TERMINATE EMPLOYMENT

     15.01 The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any Participant; and it shall not impose any obligation on the part of any Participant to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

                          XVI. PURCHASE FOR INVESTMENT

     16.01 Except as provided otherwise in the Plan, a Participant shall, upon any exercise of an Option or Right, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Participant represents and warrants that such Participant is purchasing or acquiring the Shares acquired pursuant thereto for such Participant's own account, for investment only and not with an intention of the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a

Registration Statement on an appropriate form pursuant to the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by the Company, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered pursuant to the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated pursuant to the Securities Act) if the Shares being reoffered are registered pursuant to the Securities Act and a prospectus in respect thereof is current.

XVII. ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

     17.01 Upon any exercise of an Option or Right and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares as to which the Option or Right has been exercised shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person or persons.

     17.02 The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option or Right granted pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, within the meaning of Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted pursuant to the Plan.

     17.03 The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses incurred by the Company in connection with such issuance or transfer.

     All Shares issued as provided in the Plan shall be fully paid and non-assessable to the extent permitted by law.

                            XVIII. WITHHOLDING TAXES

     18.01 The Company may require an employee exercising a Right or a Non-Qualified Option granted pursuant to the Plan or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the employer corporation shall have the right to withhold the amount of such taxes from any other amounts due or to become due from such corporation to the employee upon such terms and conditions as the Committee shall prescribe. The employer corporation may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option or Right as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.

                   XIX. LISTING OF SHARES AND RELATED MATTERS

     19.01 If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares subject to the Plan upon any national securities exchange or pursuant to any state or federal law, or the consent or approval of any governmental regulatory agency, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares pursuant to the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

                            XX. AMENDMENT OF THE PLAN

     20.01 The Board of Directors or the Committee may, from time to time, amend the Plan, provided that, notwithstanding anything to the contrary in the Plan, no amendment shall be made, without the approval of the shareholders of the Company, that will (i) increase the total number of Shares reserved for Options pursuant to the Plan (other than an increase resulting from an adjustment provided for in Article XIII), (ii) reduce the exercise price of any Incentive Option granted pursuant to the Plan to an amount less than the price required by
Article VI, (iii) modify the provisions of the Plan relating to eligibility,  or
(iv) materially increase the benefits accruing to participants pursuant to the Plan. The Board of Directors or the Committee shall be authorized to amend the Plan and the Options granted thereunder to permit the Incentive Options granted thereunder to qualify as "incentive stock options" within the meaning of Section 422A of the Code. The rights and obligations pursuant to any Option or Right granted before amendment of the Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Plan or the Option or Right without the consent of the holder of the Option or Right.

                   XXI. TERMINATION OR SUSPENSION OF THE PLAN

     21.01 The Board of Directors or the Committee may at any time and for any or no reason suspend or terminate the Plan. The Plan, unless sooner terminated pursuant to Article III of the Plan or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option or Right may not be granted while the Plan is suspended or after it is terminated. Options and Rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the option or Right was granted. The power of the Committee pursuant to Article IV of the Plan to construe and administer any Options or Rights granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

                               XXII. GOVERNING LAW

     22.01 The Plan, such Options and Rights as may be granted pursuant thereto and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, as from time to time amended.

                            XXIII. PARTIAL INVALIDITY

     23.01 The invalidity or illegality of any provision of the Plan shall not be deemed to affect the validity of any other provision of the Plan.

                                   Appendix A

To our Stockholders:

     The following is a summary of the Company's Annual Report on Form 10-KSB filed with the Securities & Exchange Commission ("SEC") on March 30, 2000. A complete copy of the Annual Report is available without charge to our stockholders and may be obtained by writing to the Company at 2505 Rancho Bel Air, Las Vegas, Nevada 89107, Attention: Information Agent. In addition, the Company's Annual Report may be viewed at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549, or by accessing the SEC's website at http://www.sec.gov.

Description of Business.

Development of the Company. Med Mark, Inc., a Nevada corporation ("Company"), was incorporated in the State of Nevada on November 5, 1996. On or about June 29, 1998, the Company filed a Certificate of Amendment to its Articles of Incorporation changing the name of the Company to Elast Technologies, Inc. The executive offices of the Company are located at 2505 Rancho Bel Air, Las Vegas, Nevada 89107. On February 1, 2000, we relocated our research and development facilities to San Diego's Center for Applied Competitive Technologies. The Company's telephone number in Las Vegas is 702.878.8310.

Business of the Company.The Company was organized to engage in the business of manufacturing and marketing medical equipment and supplies, as well as health related products, including vitamins and nutritional supplements. The Company plans to develop its own products and may also obtain marketing and distribution rights to existing products or products currently in development by others. The Company currently spends a significant portion of its time and funds in research and development activities, and has done so for the last two fiscal years, as specified below

On or about June 30, 1998, the Company acquired all of the issued and outstanding capital stock of Elast Technologies Corporation, a Delaware corporation ("Elast Delaware"), and, as specified above, changed the Company's name from Med Mark, Inc. to Elast Technologies, Inc. The Company entered into a licensing agreement with Dr. Robert D. Milne and acquired the rights to develop, test, manufacture, and market Dr. Milne's patented allergy-testing device ("ELAST Device", U.S. Patent No. 5413113, issued on or about May 9, 1995). Dr. Milne is a board-certified family practice physician with extensive experience in allergy testing and preventative medicine. The Company has spent significant amounts of time during its last two fiscal years on research and development activities relating to the

ELAST Device.

The licensing agreements relating to the ELAST Device are specified more completely herein under the subsection entitled Licensing Agreements Were Not the Result of Arms-Length Negotiations,

The ELAST Device is based on the clinical observation that the human body loses energy (that is, the body's normal electrical flow is interrupted) when exposed to a substance to which that body is sensitive or allergic. The energy loss is rapid and is measured in micro- voltage. The ELAST Device measures the body's energy loss and documents it graphically, providing the treating physician with an accurate assessment of a patient's sensitivity. The Company intends to clinically test the device under the direction of Dr. Milne. After clinical testing, the ELAST Device will be submitted to the United States Food and Drug Administration ("FDA") for approval.

Human therapeutic products are subject to rigorous pre-clinical and clinical testing and other approval procedures. The FDA and comparable foreign government regulatory agencies require laboratory and clinical testing and other costly and time-consuming procedures before medical products such as the ELAST Device can be marketed. Various federal, state and foreign statutes also govern or affect the manufacturing, safety, labeling, storage, and marketing of such products, as well as record-keeping incidental to such marketing. Obtaining such approvals, and maintaining ongoing compliance with these requirements can require the expenditure of significant resources. To date, the Company has not determined what procedures, if any, will be required in this regard and has not begun any of these procedures. The Company is currently investigating the possibility that the ELAST Device falls under a category for which FDA approval has already been given. The Company anticipates that the ELAST Device may be included in such a category, but research is currently being done by the Company to determine regulatory requirements. In addition, regulatory testing and approval would require significant funding and, in the event that such funding exceeded the present financial resources of the Company, the Company would have to raise additional capital to market the ELAST Device.

In the event the FDA or other domestic or foreign regulatory agency requires approval and testing of the ELAST Device, prior to its commercial exploitation, the Company cannot provide any assurances that testing procedures will be successfully completed, or if completed, demonstrate that the ELAST Device is safe and efficacious. Further, there can be no assurances that any required government approvals will be obtained. Accordingly, there can be no assurance that the Company will be able to market the ELAST Device in the United States or any foreign country. Any failure by the Company, its subsidiary, collaborators or licensees to obtain any required regulatory approvals or licenses would adversely affect the ability of the Company to market its products and would have a significant adverse affect on the Company's revenues.

Employees. The Company currently has 3 employees. Management of the Company anticipates using consultants for business, accounting, engineering, and legal services on an as-needed basis. Because the Company anticipates entering into licensing and manufacturing agreements with third parties, the Company anticipates that it will require few additional employees during the next fiscal year.

Management's Discussion and Analysis of Financial Condition and Results of Operations

We intend to manufacture and market medical devices. We are currently negotiating proposed marketing agreements and plans to negotiate and enter into marketing agreements with appropriate distributors and marketing agents. Other than the ELAST Device, we do not currently have any plans to develop other products. We may, however, acquire the right to sell or distribute existing products, or obtain licensing, marketing, distribution or other rights to compatible products. Therefore, other than costs related to the continued development of the ELAST Device, we do not anticipate significant expenditures on acquisition or development of other products during the current fiscal year.

On February 1, 2000, we relocated our research and development facilities to San Diego's Center for Applied Competitive Technologies ("CACT"). Established in 1990, CACT is one of twelve advanced technology centers designated by the State of California to serve firms in the manufacture of biomedical and bio-technical products and to assist such companies in transition from research and development activities to manufacturing their products. CACT is a member of the National Coalition of Advanced Technology Centers and has served since 1992 as a regional affiliate of the National Institute for Standards and Technology's Manufacturing Extension Centers. Since 1997, CACT has been a Regional Affiliate of the National Aeronautics and Space Administration's Far West Regional Technology Transfer Center.

We will focus our initial marketing and distribution efforts on development and commercial exploitation of the ELAST Device. Our present plan is to lease or license the ELAST Device. We believe that such a plan minimizes variable costs and creates an informed and updated client base.

Our business will expose us to potential product liability risks that are inherent in the testing, manufacturing and marketing of medical products. We do not have product liability insurance, and there can be no assurance that we will be able to obtain or maintain such insurance on acceptable terms or, if obtained, that such insurance will provide adequate coverage against potential liabilities. We face an inherent business risk of exposure to product liability and other claims in the event that the development or use of our technology or products is alleged to have resulted in adverse effects. Such risk exists even with respect to those products that are manufactured in licensed and regulated facilities or that otherwise possess regulatory approval for commercial sale. There can be no assurance that we will avoid significant product liability exposure. There can be no assurance that insurance coverage will be available in the future, on commercially reasonable terms; or that such insurance will be adequate to cover potential product liability claims; or that a loss of insurance coverage would not materially adversely affect our business, financial condition and results of operations. While we have taken, and will continue to take, what we believe are appropriate precautions, there can be no assurance that we will avoid significant liability exposure. An inability to obtain product liability insurance at acceptable cost or to otherwise protect against potential product liability claims could prevent or inhibit the commercialization of products developed by the Company. A product liability claim could have a material adverse effect on our business, financial condition and results of operations.

Our strategy for growth is substantially dependent upon our ability to market and distribute products successfully. Other companies, including those with substantially greater financial, marketing and sales resources, compete with the Company, and have the advantage of marketing existing products with existing production and distribution facilities. There can be no assurance that we will be able to market and distribute products on acceptable terms, or at all. Our failure to market our products successfully could have a material adverse effect on our business, financial condition or results of operations.

The medical products industry has been under increasing scrutiny by various state and federal regulatory agencies. While we do not presently require any government approval to create, develop or manufacture the ELAST Device, we may be subject to various forms of government regulations, including consumer safety laws and environmental safety laws. Any future violation of, or the cost of compliance with, these laws and regulations could have a material adverse effect on our business, financial condition and results of operations.

The medical products industry is rapidly changing through the continuous development and introduction of new products. Our strategy for growth is substantially dependent upon our ability to successfully introduce the ELAST Device. Accordingly, our ability to compete may be dependent upon our ability to enhance and improve our products continually. There can be no assurance that competitors will not develop technologies or products that render our products obsolete or less marketable. We may be required to adapt to technological changes in the industry and develop products to satisfy evolving industry or customer requirements, any of which could require the expenditure of significant funds. At this time, we do not have a source of commitment for such funds. Continued refinement and improvement costs are risks inherent in new product development, including unanticipated technical or other problems which could result in material delays in product commercialization.

Manufacturing and Marketing the Company's Products. The Company does not anticipate any supply problems. As this time, the Company does not require manufacturing facilities. As the principal components of the ELAST Device consist of electronic parts that are readily available, the Company does not anticipate that its manufacturer will have any supply problems. The Company's operations are not effected by any seasonal factors.

Liquidity and Capital Resources. During the year ended December 31, 1999, the Company received approximately $808,250 from the sale of common stock. At December 31, 1999, the Company had cash resources of $205,715. The cash and equivalents constitute our present internal sources of liquidity. Because we are not generating any revenues from the sale or licensing of our products, our only external source of liquidity is the sale of our capital stock. The Company registered 1,000,000 shares of its common stock for sale on a "best efforts" basis and believes it will sell some or all of this stock during the next 12 months.

The Company believes its current cash resources coupled with those funds the Company expects to raise pursuant to the sale of the 1,000,000 shares of its common stock that the Company recently registered, are sufficient to complete prototype development and limited clinical trials of the ELAST Device. If the ELAST Device performs as anticipated, the Company believes that it will be able to raise the funds necessary to begin production of the ELAST Devices - for the North American and international clinical trials and the FDA approval process - through the sale of equity, debt, or licensing. Should the development of the prototype or clinical testing of the prototype take more time than anticipated, or if the results of testing require significant modifications to the ELAST Device, sufficient funds may not be available to enable the ELAST Device to be completed and brought to market during the time period currently anticipated by the Company.

Results of Operations. The Company's available cash and equivalents decreased from $226,818 at December 31, 1998 to $205,715 at December 31, 1999. The
Company's accounts payable increased from $8,617 to $14,613 and accrued payroll taxes increased from $4,375 to $38,898 because of an increase in executive compensation due to the addition of one executive and increased research and development activities. The Company's net property and equipment increased from $3,434 to $10,672 due primarily to the purchase of additional computer equipment. The Company's property and equipment consists of computers with an expected useful life of 5 years. Depreciation expense for the years ended December 31, 1999 and 1998 were $2,546 and $370, respectively.

Officers' compensation increased from $203,682 for the year ended December 31, 1998 to $344,737 for the year ended December 31, 1999 due primarily to the addition of one corporate executive. Research and development expenses increased from $108,161 to $329,684, due to increased research and development activities and the hiring of two outside consultants. For the year ended December 31, 1999, the Company expended $60,000 on consulting fees in an attempt to obtain institutional financing. The Company did not secure the financing and the consulting fee was expensed. Legal and professional costs decreased from $502,231 to $111,812 during the same periods. The Company's cash flows used in operating activities were $305,374 for the year ended December 31, 1998 and $816,942 for the year ended December 31, 1999. The increase in funds expended was primarily the result of ongoing research and development necessary to effectuate the Company's business plan. Cash provided by financing activities increased from $427,716 for the year ended December 31, 1998 to $808,232 for the year ended December 31, 1999 due to an influx of $380,516 resulting from a private placement of the Company's common stock.

Legal Proceedings. There is presently a dispute regarding the validity of certain stock options relating to the purchase of certain shares of common stock of Elast Technologies Corporation, a Delaware corporation ("Elast Delaware"), a subsidiary of the Company. On or about May 14, 1999, Dr. Gary Marrone, the former Secretary of Elast Delaware and a former Director of Elast Delaware, notified the Company that he believed that the 100,000 unexpired Elast Delaware stock options held by each Director of Elast Delaware had been converted into options to purchase as many as 400,000 shares of the Company's common stock at a significantly reduced price as a result of the Plan of Merger. The Company believes that Dr. Marrone's claim is without merit. The Company further believes that Dr. Marrone may take legal action with regard to this matter. The Company intends to vigorously oppose any such action.

Certain disputes have arisen between and among the present management of the Company, on the one hand, and Edward L. Hamilton, a former officer and director of the Company, on the other hand. Specifically, on or about December 30, 1999, the holders of at least two- thirds (2/3) of the Company's issued and outstanding shares of $.001 par value common stock provided the Company's Secretary with written consents approving the removal of Edward L. Hamilton as a member of the Company's Board of Directors. The Company's Board of Directors also terminated Mr. Hamilton's employment as an officer of the Company on or about the same date.

The Company anticipates that Mr. Hamilton may take legal action with regard to this matter. The Company is currently engaging in settlement discussions with Mr. Hamilton. The Company intends to oppose vigorously any action by Mr. Hamilton in regard to this matter, but will also consider a reasonable settlement if the Company's Board of Directors determines that the terms and conditions of such a settlement are in the best interests of the Company.

Certain disputes have developed between David Phillips, a former consultant to the Company, on the one hand, and the Company, on the other hand, regarding the Company's research and development activities. Specifically, Mr. Phillips' consulting services initially focused on the measurement of electrical resistance by the ELAST Device (U.S. Patent No. 5413113, issued on or about May 9, 1995) which the Company owns the rights to develop, test, manufacture and market. Before providing the Company with consulting services, Mr. Phillips had developed a means to measure electrical potential, as opposed to electrical resistance. In or about April, 1999, Mr. Phillips' consulting services to the Company were terminated. By that time, however, he had, while working as a consultant to the Company, developed a prototype diagnostic machine which incorporated technology to detect variances in electrical potential. The Company anticipates seeking further patent protection for a diagnostic machine which, among other things, detects variances in electrical potential; however, the Company is continuing to develop its own technology and processes and has already replaced the analog system favored by Mr. Phillips with a digital system. The Company is informed and, therefore, believes that Mr. Phillips may claim that the Company's patent application infringes on existing patents or, in the alternative, may claim to have certain rights to the use or ownership of the technology on which the Company's patent application is based.

Patent infringement occurs when a person or business "makes, uses, or sells" a patented invention. The language specifying particular patent rights, typically referred to as the "patent claims", allows a patent owner to prohibit any unauthorized manufacture, use or sale of products which utilize the patent owner's patented technology.

When two or more persons work together to make an invention, they are joint inventors and a patent will be issued to them jointly on the basis of a proper patent application. If, on the other hand, one of these persons has provided all of the ideas of the invention, and the other person has only followed instructions in making that invention, the person who contributed the ideas is the sole inventor and the patent application and patent shall be in his or her name alone. Moreover, if one person furnishes all of the ideas to make an invention and another person employs him or her or furnishes the money for building and testing the invention, the patent application must be signed by the true inventor, and filed in the Patent and Trademark Office, in the inventor's name. This is the person who furnishes the ideas, not the employer or the person who furnishes the money.

At this time, Mr. Phillips' potential claim against the Company is that he is a joint inventor (or even the "true" or sole inventor) of the Elast Device, as presently constructed. Mr.

Phillips has indicated that he would contest any patent applications, by the Company, relating to diagnostic machines based on technology which detects variances in electrical potential. If Mr. Phillips claims that the Company's patent application infringed on any patent or technology in which he had an ownership interest, he could sue for relief in the appropriate federal court. He could ask the court for an injunction to prevent the continuation of that infringement and could also ask the court for an award of damages because of that infringement. In the event he prevailed, Mr. Phillips could force the Company to pay him a royalty for making, using or selling the Elast Device, or could prevent the Company from making, using or selling the Elast Device.

Because the right conveyed by a patent is the right to prohibit a certain action related to the patented invention, most patent infringement claims must be settled by filing a suit against the party who is violating a patent holder's rights. Mr. Phillips' potential claim is not a claim that the Company is infringing on a patent which he holds; rather, as specified above, he has indicated that he would challenge the Company's patent application itself and seek to prevent the issuance of a patent to the Company because he is a co-inventor (or sole inventor) of the Elast Device. The Company believes that Mr. Phillips' potential claim is without merit because (i) the Elast Device was patented long before Mr. Phillips became a consultant to the Company, (ii) the Company's research and development activities have resulted in the development of new technology significantly different from the technology claimed by Mr. Phillips; and (iii) the general concept of measuring electrical potential is not, in and of itself, patentable. Challenges to patent applications occur frequently as part of the patent application process and, as the Company is continuing to refine its technology, it is too early to determine the validity of any such potential challenge. The Company intends to pursue patent protection for its technology vigorously and will respond in an appropriate manner to any challenges by any party, including, but not limited to, Mr. Phillips, to any patent applications filed by the Company relating to the Elast Device or its derivatives.

Subsequent to year end, the Company initiated an offering of 1,000,000 shares of its $.001 par value common stock on a best efforts basis pursuant to a Registration Statement on Form SB-2 filed with the Securities and Exchange Commission. On or about February 23, 2000, the Company was informed by the Securities and Exchange Commission that its Registration Statement on Form SB-2 was effective and placed 800,000 of those shares in CEDE & Company through DTC, one of the world's largest securities depository and a national clearinghouse for the settlement of trades in corporate and municipal securities. DTC is a limited purpose trust company under New York Banking Law, a member of the Federal Reserve System, and a registered clearing agency with the Securities and Exchange Commission. Those shares were to be for the account of Crescent Fund Partners LP. Additionally, the Company placed (i) 50,000 of those shares with Xcell Associates, a market maker; (ii) 50,000 of those shares with NC Capital, a market maker; and (iii) 33,334 of those shares with Ardt, an investment banker. On or about March 7, 2000, the Company was informed by the Securities and Exchange Commission that the financial statements filed with the Company's Registration Statement on Form SB-2 were not current, and that the Company must file a Post-Effective Amendment containing more recent financial statements and a Consent of Auditors to use those more recent financial statements. The Company directed that the 800,000 shares in DTC be returned to certificate form and none of those shares were delivered to any prospective purchaser. As of March 13, 2000, the shares placed with Xcell Associates, NC Capital and Ardt had not been sold or distributed to any person. On March 14, 2000, the Company filed Post-Effective Amendment No. 1 to the Registration Statement on Form SB-2 with current financial statements. The Company has demanded that Crescent Fund Partners LP return the 800,000 shares placed through the DTC, but Crescent Fund Partners LP has only returned approximately 534,000 of those shares to date. The Company believes Crescent Fund Partners LP may be selling or otherwise disposing of those shares without the permission of the Company and may seek court intervention if this matter cannot be resolved.

II.  Financial Statements


                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

                           Consolidated Balance Sheets

                           December 31, 1999 and 1998
--------------------------------------------------------------------------------


                                     ASSETS
                                                      1999              1998
                                                  -----------       -----------
Current assets:
  Cash and equivalents                            $   205,715       $   226,818
                                                  -----------       -----------

      Total current assets                            205,715           226,818

Property and equipment, net                            10,672             3,434
License, net                                              240               400
                                                  -----------       -----------
Total  assets                                     $   216,627       $   230,652
                                                  ===========       ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable, trade                         $    14,613       $     8,617
  Accrued payroll and payroll taxes                    38,898             4,375
                                                  -----------       -----------
Total  liabilities                                     53,511            12,992
                                                  -----------       -----------

Shareholders' equity:
  Common  stock, $.001 par value;
    25,000,000 shares authorized;
    7,961,481 and 7,179,448 shares
    issued and outstanding at December
    31, 1999 and 1998, respectively                     7,961             7,179
  Additional paid-in capital                        2,130,488         1,413,886
  Additional paid-in capital for warrants             205,000              --
  Deficit accumulated during the
    development stage                              (2,180,333)       (1,203,405)
                                                  -----------       -----------
Total shareholders' equity                            163,116           217,660
                                                  -----------       -----------
Total liabilities and shareholders' equity        $   216,627       $   230,652
                                                  ===========       ===========


               The accompanying notes are an integral part of the
                       consolidated financial statements.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

                      Consolidated Statements of Operations

         For Each of the Two Years in the Period Ended December 31, 1999
     And for the Period from June 12, 1996 (Inception) to December 31, 1999
--------------------------------------------------------------------------------


                                                                                            Period from
                                                     For the              For the          June 12, 1996
                                                   Year Ended           Year Ended        (Inception) to
                                               December 31, 1999    December 31, 1998    December 31, 1999
                                               -----------------    -----------------    -----------------
Operating costs:

  Officers compensation                           $   344,737          $   203,682          $   548,419

  Research and development                            329,684              108,161              506,065

  Legal and professional                              111,812              502,231              638,377

  Investor relations                                   86,082              238,759              324,841

  Financing consulting fee                             60,000                 --                 60,000
  Other operating costs and expenses                   54,842               63,107              133,913
                                                  -----------          -----------          -----------
      Total operating costs                          (987,157)          (1,115,940)          (2,211,615)
                                                  -----------          -----------          -----------
Interest income                                        10,229               13,566               31,282
                                                  -----------          -----------          -----------
Net loss                                          $  (976,928)         $(1,102,374)         $(2,185,333)
                                                  ===========          ===========          ===========

Loss per common share - basic and diluted         $     (0.13)         $     (0.19)         $     (0.40)
                                                  ===========          ===========          ===========


               The accompanying notes are an integral part of the
                       consolidated financial statements.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

                 Consolidated Statements of Shareholders' Equity

         For Each of the Two Years in the Period Ended December 31, 1999
     And for the Period from June 12, 1996 (Inception) to December 31, 1999
--------------------------------------------------------------------------------


                                                                     Elast
                                                               Technologies, Inc.
                                          Elast Technologies        (Formerly
                                             Corporation         Med Mark, Inc.)
                                             (A Delaware            (A Nevada                                            Deficit
                                             Corporation)          Corporation)                            Detachable  Accumulated
                                         --------------------    ----------------    Price    Additional      Stock    During the
                                         Common        Common    Common    Common     Per      Paid-in      Purchase   Development
                                         Shares         Stock    Shares     Stock    Share     Capital      Warrants      Stage
                                         ------         -----    ------     -----    -----     -------      --------      -----
Balance, June 12, 1996
  (inception)                                --            --        --        --       --          --         --            --

  Shares issued for the
    medical device license              3,200,000      $3,200        --        --       --    $ (2,400)        --            --

  Shares issued for legal
    services                               21,332          21        --        --    $0.31       6,698         --            --

  Contribution of funds
    expended by the major
    shareholder on the
    Company's behalf                         --            --        --        --       --       4,167         --            --

  Shares issued in private
    placement                             546,672         547        --        --     0.38     204,453         --            --

  Net loss from inception to
    December 31, 1996                        --            --        --        --       --          --         --            --
                                        ---------      ------      ----      ----    -----    --------       ----      --------
Balance, December 31, 1996              3,768,004       3,768        --        --       --     212,918         --       (38,309)

  Contribution of funds
    expended by the major
    shareholder on the
    Company's behalf                         --            --        --        --       --       1,500         --            --

  Net loss for the year ended
    December 31, 1997                        --            --        --        --       --          --         --            --
    (62,722)
                                        ---------      ------      ----      ----    -----    --------       ----      --------
Balance, December 31, 1997              3,768,004       3,768        --        --       --     214,418         --      (101,031)
                                        ---------      ------      ----      ----    -----    --------       ----      --------
                                                            Less:
                                                            Common
                                                            Stock
                                                         Subscription
                                            Subtotal       Receivable       Total
                                            --------       ----------       -----
Balance, June 12, 1996
  (inception)                                     --            --            --

  Shares issued for the
    medical device license                 $     800            --        $    800

  Shares issued for legal
    services                                   6,719            --           6,719

  Contribution of funds
    expended by the major
    shareholder on the
    Company's behalf                           4,167            --           4,167

  Shares issued in private
    placement                                205,000        $(10,000)      195,000

  Net loss from inception to
    December 31, 1996                        (38,309)        (38,309)         --
                                           ---------        --------      --------
Balance, December 31, 1996                   178,377         (10,000)      168,377

  Contribution of funds
    expended by the major
    shareholder on the
    Company's behalf                           1,500            --           1,500

  Net loss for the year ended
    December 31, 1997                        (62,722)        (62,722)         --
    (62,722)
                                           ---------        --------      --------
Balance, December 31, 1997                   117,155         (10,000)      107,155
                                           ---------        --------      --------


               The accompanying notes are an integral part of the
                       consolidated financial statements.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

                 Consolidated Statements of Shareholders' Equity

         For Each of the Two Years in the Period Ended December 31, 1999
     And for the Period from June 12, 1996 (Inception) to December 31, 1999
--------------------------------------------------------------------------------


                                                                     Elast
                                                               Technologies, Inc.
                                          Elast Technologies        (Formerly
                                             Corporation         Med Mark, Inc.)
                                             (A Delaware            (A Nevada                                            Deficit
                                             Corporation)          Corporation)                            Detachable  Accumulated
                                         --------------------    ----------------    Price    Additional      Stock    During the
                                         Common        Common    Common    Common     Per      Paid-in      Purchase   Development
                                         Shares         Stock    Shares     Stock    Share     Capital      Warrants      Stage
                                         ------         -----    ------     -----    -----     -------      --------      -----
Balance, December 31, 1997              3,768,004      $3,768        --        --       --   $  214,418        --      $(101,031)
  Shares outstanding prior
    to the reorganization                    --            --    1,220,000   $1,220     --       29,506        --           --
  Shares issued in private
    placement                             394,000         394        --        --    $0.50      196,606        --           --
  Payment of receivable arising
    from issuance of common stock            --            --        --        --       --         --          --           --
  Shares issued on the exercise
    of warrants                           506,640         507        --        --     0.38      189,483        --           --
  Shares issued to consultant
    in connection with the
    reorganization                      1,007,472       1,007        --        --     0.38      376,791        --           --
  Shares issued and surrendered
    in the  acquisition of Elast
    Technologies, Inc. (a Nevada
    Corporation) (reverse merger)      (5,676,116)     (5,676)  5,676,116     5,676     --         --          --           --
  Shares issued for consulting
    services, engineering services,
     and employee compensation               --            --     270,000       270   1.51      407,095        --           --
  Shares issued to an existing
    shareholder to correct a
    stock issuance error                     --            --      13,332        13    (13)        --          --           --
  Net loss for the year ended
    December 31, 1998                        --            --        --        --       --         --          --     (1,102,374)
                                        ---------      ------   ---------    ----    -----   ----------      ----    -----------
Balance, December 31, 1998                   --            --   7,179,448    $7,179     --   $1,413,886        --    $(1,203,405)
                                        ---------      ------   ---------    ----    -----   ----------      ----    -----------
                                                            Less:
                                                            Common
                                                            Stock
                                                         Subscription
                                            Subtotal       Receivable       Total
                                            --------       ----------       -----
Balance, December 31, 1997                $  117,155        $(10,000)   $  107,155
  Shares outstanding prior
    to the reorganization                     30,726            --          30,726
  Shares issued in private
    placement                                197,000            --         197,000
  Payment of receivable arising
    from issuance of common stock               --            10,000        10,000
  Shares issued on the exercise
    of warrants                              189,990            --         189,990
  Shares issued to consultant
    in connection with the
    reorganization                           377,798            --         377,798
  Shares issued and surrendered
    in the  acquisition of Elast
    Technologies, Inc. (a Nevada
    Corporation) (reverse merger)               --              --            --
  Shares issued for consulting
    services, engineering services,
     and employee compensation               407,365            --         407,365
  Shares issued to an existing
    shareholder to correct a
    stock issuance error                        --              --            --
  Net loss for the year ended
    December 31, 1998                     (1,102,374)           --      (1,102,374)
                                          ----------        --------    ----------
Balance, December 31, 1998                $  217,660            --      $  217,660
                                          ----------        --------    ----------

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

                 Consolidated Statements of Shareholders' Equity

         For Each of the Two Years in the Period Ended December 31, 1999
     And for the Period from June 12, 1996 (Inception) to December 31, 1999
--------------------------------------------------------------------------------


                                                                     Elast
                                                               Technologies, Inc.
                                          Elast Technologies        (Formerly
                                             Corporation         Med Mark, Inc.)
                                             (A Delaware            (A Nevada                                            Deficit
                                             Corporation)          Corporation)                            Detachable  Accumulated
                                         --------------------    ----------------    Price    Additional      Stock    During the
                                         Common        Common    Common    Common     Per      Paid-in      Purchase   Development
                                         Shares         Stock    Shares     Stock    Share     Capital      Warrants      Stage
                                         ------         -----    ------     -----    -----     -------      --------      -----
Balance, December 31, 1998                   --            --    7,179,448   $7,179     --   $1,413,886        --     $(1,203,405)

  Shares issued in private placement         --            --      205,900   $  206  $1.50      308,044        --            --

  Shares issued in private placement         --            --      500,000      500   0.59      294,482     $205,000         --

  Shares issued for consulting services      --            --       26,133       26   1.54       40,126        --            --

  Shares issued for research and
    development services                     --            --       50,000       50   1.48       73,950        --            --

  Net loss for the year ended
    December 31, 1999                        --            --         --         --     --         --       (976,928)        --
                                          -----         -----    ---------   ------  -----   ----------     --------  -----------

Balance, December 31, 1999                   --            --    7,961,481   $7,961     --   $2,130,488     $205,000  $(2,180,333)
                                          =====         =====    =========   ======  =====   ==========     ========  ===========

                                                           Less:
                                                            Common
                                                            Stock
                                                         Subscription
                                            Subtotal       Receivable       Total
                                            --------       ----------       -----
Balance, December 31, 1998                $  217,660           --       $  217,660

  Shares issued in private placement         308,250           --          308,250

  Shares issued in private placement         499,982           --          499,982

  Shares issued for consulting services       40,152           --           40,152

  Shares issued for research and
    development services                      74,000           --           74,000

  Net loss for the year ended
    December 31, 1999                       (976,928)    (976,928)              --
                                          ----------     --------       ----------
Balance, December 31, 1999                $  163,116           --       $  163,116
                                          ==========     ========       ==========



               The accompanying notes are an integral part of the
                       consolidated financial statements.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

                      Consolidated Statements of Cash Flows

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

                                                                                                     Period from
                                                     For the                 For the                June 12, 1996
                                                   Year Ended               Year Ended             (Inception) to
                                                December 31, 1999        December 31, 1998        December 31, 1999
                                                -----------------        -----------------        -----------------
Cash flows from operating activities:

     Net loss                                        $(976,928)             $(1,102,374)              $(2,180,333)

Adjustments to reconcile net loss
  to net cash used in operating
  activities:
     Depreciation and amortization                       2,706                      770                     3,476
     Issuance of stock for services                    114,152                  785,163                   906,034
     Loss on sale of asset                               2,608                     --                       2,608
Increase (decrease) in liabilities:
        Accounts payable, trade                          5,997                    8,617                    14,614
        Accounts payable, officer                         --                     (1,925)                     --
     Accrued payroll taxes                              34,523                    4,375                    38,898
                                                     ---------              -----------               -----------

Cash used in operating activities                     (816,942)                (305,374)               (1,214,703)
                                                     ---------              -----------               -----------
Cash flows used in investing activities:

     Purchase of equipment                             (17,393)                  (3,804)                  (21,197)
     Sale of equipment                                   5,000                     --                       5,000
                                                     ---------              -----------               -----------

Cash used in investing activities                      (12,393)                  (3,804)                  (16,197)
                                                     ---------              -----------               -----------

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

                      Consolidated Statements of Cash Flows

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

                                                                                                             Period from
                                                              For the                  For the              June 12, 1996
                                                            Year Ended               Year Ended            (Inception) to
                                                         December 31, 1999        December 31, 1998       December 31, 1999
                                                         -----------------        -----------------       -----------------
Cash flows provided by financing activities:

  Acquisition of MedMark, Inc.                                    --                  $ 30,726              $   30,726

  Proceeds from the exercise of warrants                          --                   189,990                 189,990

  Payment of common stock subscription receivable                 --                    10,000                  10,000

  Proceeds from the issuance of common stock                  $808,232                 197,000               1,200,232

  Contribution to additional paid-in capital                      --                      --                     5,667

Cash provided by financing activities                          808,232                 427,716               1,436,615
                                                              --------                --------              ----------

Net increase (decrease) in cash                                (21,103)                118,538                 205,715

Cash at beginning of period                                    226,818                 108,280                    --
                                                              --------                --------              ----------

Cash at end of period                                         $205,715                $226,818                $205,715
                                                              ========                ========              ==========

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

                      Consolidated Statements of Cash Flows

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

                Supplemental Disclosure of Cash Flow Information

                                                                                                             Period from
                                                              For the                  For the              June 12, 1996
                                                            Year Ended               Year Ended            (Inception) to
                                                         December 31, 1999        December 31, 1998       December 31, 1999
                                                         -----------------        -----------------       -----------------
Interest paid                                                  --                       --                     $  1,375

Income taxes paid                                              $170                     $1,403                 $  1,973


      Supplemental Schedule of Non-Cash Investing and Financing Activities


Assets acquired in non-cash transactions:

      Acquisition of medical device license                    --                       --                     $    800

      Increase in common stock subscription receivable         --                       --                     $ 10,000

      Issuance of common stock                                 --                       --                     $(10,800)


               The accompanying notes are an integral part of the
                       consolidated financial statements.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

                   Notes to Consolidated Financial Statements

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

1.   Development Stage Operations

     Elast Technologies, Inc. (a company in the development stage) has a limited operating history with no revenues and no products or operable technology ready for the market. The Company is engaged in the ongoing development of its first product, a non-invasive medical device to test for allergies with real time, quantifiable, visually displayed results. Management's efforts to date have focused primarily on the development of the medical device and the raising of equity capital. As such, the Company is subject to the risks and uncertainties associated with a new business. The success of the Company's future operations is dependent, in part, upon the Company's ability to successfully market its yet to be developed products and obtain additional capital. Management's plans are discussed further in Note 11.

2.   Summary of Significant Accounting Policies

     Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of Elast Technologies, Inc. (a Nevada corporation) (the "Company") and its subsidiary, Elast Technologies Corporation (a Delaware corporation) ("Elast Delaware"). All significant intercompany transactions have been eliminated. Prior to June 10, 1998, the Company was named Med Mark, Inc. ("Med Mark"). The name change was in conjunction with the reverse merger acquisition (Note 10).

     Revenue Recognition

     Revenue will be recognized when the Company's  goods are shipped.

     Cash and Equivalents

     The  Company  invests   portions  of  its  excess  cash  in  highly  liquid
     investments. Cash and equivalents include time deposits and commercial paper with original maturities of three months or less. In addition, the Company has no compensating balance requirements. The Company maintains its cash in bank accounts, which exceeded federally insured limits by $104,334 and $131,886 at December 31, 1999 and 1998, respectively. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

              Notes to Consolidated Financial Statements, Continued

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

2.   Summary of Significant Accounting Policies, Continued

     Property and Equipment

     The Company records property and equipment at cost. Significant improvements, which extend the life of the underlying asset, are capitalized, and expenditures for normal maintenance and repairs are charged to operations. Depreciation is provided for property and equipment using the straight-line method over the expected useful lives. The Company's property and equipment consists of computers with an expected useful life of 5 years.

     Intangible Asset

     The Company recorded its intangible asset at cost. The intangible asset is amortized on a straight-line method over the shorter of its estimated useful live or its contractual term, whichever is shorter.

     Research and Development Costs

     Research and development expenditures are charged to operations as they are incurred.

     Impairment of Long-Lived Assets

     The Company annually evaluates its long-lived assets, including its intangible asset, described as a license to patented technology, for potential impairment. When circumstances indicate that the carrying amount of the asset is not recoverable, as demonstrated by the projected undiscounted cash flows, an impairment loss will be recognized. The Company's management has determined that there was no such impairment present at December 31, 1999 and 1998.

     Income Taxes

     The Company accounts for income taxes using the liability method. Under the liability method, deferred income taxes are determined based on differences between the financial reporting and tax bases of assets and liabilities. They are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company is required to adjust its deferred tax liabilities in the period when tax rates or the provisions of the income tax laws change. Valuation allowances are established to reduce deferred tax assets to the amounts expected to be realized.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

              Notes to Consolidated Financial Statements, Continued

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

2.   Summary of Significant Accounting Policies, Continued

     Disclosures about Fair Value of Financial Instruments

     The Company accounts for the value of financial instruments using the fair value method.

     Stock Based Compensation

     Statement of Financial Account Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation ("SFAS No. 123"), established accounting and disclosure requirements using a fair value based method of accounting for stock-based employee compensation plans. As permitted by SFAS No. 123, the Company will continue to account for stock-based compensation using the intrinsic value method as prescribed in Accounting Principles Board Opinion ("APB") No. 25, Accounting for Stock Issued to Employees ("APB No. 25"). Compensation cost from stock options, if any, is measured as the excess of the quoted market price of the Company's stock at the date of grant over the amount an employee must pay to acquire the stock. Compensation cost is amortized over the requisite vesting periods.

     Common Shares and Per Share Amounts

     All common shares and per share amounts have been adjusted to give retroactive effect, where applicable to the one for four reverse stock split.

     Earnings per Common Share

     In 1997, the Financial Accounting Standards Board issued SFAS No. 128, Earnings Per Share. This pronouncement replaced the previously reported primary and fully diluted earnings per share with basic and diluted earnings per share ("EPS"), respectively. Loss per share for the years ended December 31, 1999 and 1998, and for the period from June 12, 1996 (Inception) to December 31, 1999 have been calculated in accordance with this pronouncement.

     Basic EPS is computed by dividing income or loss available to common shareholders by the weighted average number of common shares outstanding for the year. Diluted EPS is similar to basic EPS except that the weighted average of common shares outstanding is increased to include the number of additional common shares that would have been outstanding if potentially dilutive common shares had been issued.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

              Notes to Consolidated Financial Statements, Continued

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

2.   Summary of Significant Accounting Policies, Continued

     Management Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Reclassification

     Certain reclassifications have been made to the 1998 financial statements in order to conform to the 1999 financial statement presentation.

3.   Property and Equipment

     Property and equipment at December 31, 1999 and 1998 consist of the following:

                                                  1999              1998
                                                --------          --------

     Computers                                  $ 12,896          $  3,804

     Less: accumulated depreciation               (2,224)             (370)
                                                --------          --------

     Total property and equipment, net          $ 10,672          $  3,434
                                                ========          ========


     Depreciation expense for the years ended December 31, 1999 and 1998 were $2,546 and $370, respectively.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

              Notes to Consolidated Financial Statements, Continued

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

4.   Income Taxes

     At December 31, 1999 and 1998, the components of the provision for income taxes are as follows:

                                                        1999             1998
                                                      --------         --------
     Current tax expense:
          Federal                                         --               --
          State                                           --               --
                                                      --------         --------
                                                          --               --
                                                      --------         --------
     Deferred tax expense:
          Federal                                         --               --
          State                                           --               --
                                                      --------         --------
                                                          --               --
                                                      --------         --------
     Total provision                                      --               --
                                                      ========         ========

     Significant components of the Company's deferred income tax assets and liabilities at December 31, 1999 and 1998 are as follows:

                                                   1999               1998
                                                ---------          ---------
     Deferred income tax asset:
           Capitalized expenses                 $ 719,707          $ 399,012
           Tax credits                             48,684             15,716
                                                ---------          ---------
      Total deferred income tax asset             768,391            414,728
           Valuation allowance                   (768,391)          (414,728)
                                                ---------          ---------

      Net deferred income tax liability              --                 --
                                                =========          =========

     The Company, based upon its history of losses during its development stage and management's assessment of when operations are anticipated to generate taxable income, has concluded that it is more likely than not that none of the net deferred income tax assets will be realized through future taxable earnings and has established a valuation allowance for them.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

              Notes to Consolidated Financial Statements, Continued

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

4.   Income Taxes, Continued

     Reconciliation of the effective income tax rate to the U.S. statutory rate is as follows:

                                                             1999      1998
                                                            ------    ------
     Tax expense at the U.S. statutory income tax rate        34.0%     34.0%
     Increase in the valuation allowance                     (36.2)    (34.2)
     Other                                                     2.2      (0.2)
                                                            ------    ------

     Effective income tax rate                                --        (0.4)%
                                                            ======    ======

     As  of  December  31,  1999,  the  Company  has  a  federal   research  and
     experimentation credit carryover of $48,684. The credits will begin to expire in 2011.

5.   Related Party Transactions

     Licensing Agreement

     In 1996 the Company entered into a licensing agreement with an individual who is an officer and major shareholder whereby the Company received the exclusive right to develop, manufacture, and market an allergy detection, non-invasive, medical device (Electronic Allergo-Sensitivity Test Device, U.S. Patent No. 5413113). The Company issued 3,200,000 shares of Company common stock with a value of $800. The licensing agreement does not require any royalty payments. The licensing agreement is for a term of five years, with the Company holding options to extend the agreement for two additional five-year terms at no additional cost.

     Vehicle Acquisition

     In 1999 the Company paid $11,000 to an officer and major shareholder for rental and purchase of a vehicle. Of the amount paid, $2,700 represented automobile rental and $8,300 represented the purchase price. The automobile was used for business purposes and subsequently sold to an independent party for $5,000. The Company recognized a $2,608 loss from the sale of the asset.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

              Notes to Consolidated Financial Statements, Continued

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

5.   Related Party Transactions, Continued

     Housing Expenses

     In 1999, an officer was provided housing in a residence owned by a different officer who is a major shareholder. The Company paid $15,000 for the housing and the cost was included in lessee officer's compensation.

6.   Commitments and Contingencies

     Patent Technology

     In 1996, the Company entered into a technology licensing agreement that provided for its use of certain intellectual property described by a United States patent. Since obtaining the license rights, the Company has expended significant research and development efforts in conjunction with the intellectual property that has resulted in significant modifications and enhancements. The Company's efforts to date, plus its anticipated efforts in the future, raise doubt that the final technology involved in the medical device will be protected by the original patent.

     Stock Options Dispute

     A dispute between the Company and a former director exists relating to options to purchase common stock granted by Elast Delaware, prior to its merger with the Company. The former director claims the 100,000 options granted to him by Elast Delaware are options to purchase shares of the Company. The Company has reviewed this matter and the relevant documentation and believes the former director's claim is without merit, and plans to vigorously defend itself in the event legal action is commenced.

     Employment Taxes

     The Company, in its fiduciary capacity as an employer, has the primary responsibility for deducting and remitting both the employer and employee portions of payroll related taxes to the appropriate governmental agencies. Since inception, the Company paid $548,419 in compensation to three of its officers upon which taxes were not withheld from these employees nor remitted to the appropriate governmental authorities. If, as a result of not withholding employment taxes, the employees incur an income tax liability that ultimately

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

              Notes to Consolidated Financial Statements, Continued

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

6.   Commitments and Contingencies, Continued

     Employment Taxes, Continued

     results in a deficiency, the Company becomes contingently responsible, if the employees cannot or do not satisfy that liability. Since inception, the Company is contingently liable for these taxes, penalties, and interest, which approximate $207,000. The employer portion of the payroll related taxes has been recorded as a liability by the Company.

     Termination Dispute

     A dispute exists between the Company and another former officer and director of the Company. In December 1999, this former officer and director was removed from the Board of Directors and terminated as an officer. The Company anticipates legal action may result from this matter. The Company intends to vigorously oppose any such action. The Company is engaged in discussions with this individual and may consider settlement of this matter provided the terms of such settlement are reasonable and in the best interests of the Company. However, an estimate of any settlement or amount of loss, if any, from an unfavorable outcome from litigation cannot be made at this time.

     Operating Leases

     The Company leases an automobile under an operating lease with a fixed term through June 2002. Future minimum lease payments at December 31, 1999 are as follows:

         2000                                           $ 8,396
         2001                                             8,396
         2002                                             4,198
                                                        -------
         Total minimum lease payments                   $20,990
                                                        =======

7.   Stock Based Compensation

     During 1999, the Company's Board of Directors granted options to purchase 150,000 shares of the Company's common stock to two members of the Board of Directors. The options

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

              Notes to Consolidated Financial Statements, Continued

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

7.   Stock Based Compensation, Continued

     were issued with an exercise price of $1.50 with 100,000 expiring in March 2003 and 50,000 expiring in July 2002. As the directors are employees of the Company, the options were accounted for under APB No. 25. The exercise price of the options equaled or exceeded the fair value of the Company's common stock at the date of grant. Consequently, no compensation expense was recognized in connection with the issuance of these options.

     On February 13, 1998, the Board of Directors of Elast Delaware granted 100,000 options to purchase common stock to each of the three members of the Board of Directors of Elast Delaware in recognition of their service to it. The 300,000 options have a three year term are exercisable at $2.00 per share. Two of the Directors were employees of Elast Delaware, and their options were accounted for under APB No. 25. The options were granted at prices which equaled or exceeded the fair value of Elast Delaware's common stock at the date of grant. Consequently, no compensation expense was recognized in connection with the issuance of these 200,000 options. The 100,000 options issued to the nonemployee director were valued in accordance with the provision of SFAS No. 123 and determined to have no value, therefore no compensation expense was recognized.

     The following summarizes information about stock options of the Company granted and outstanding at December 31, 1999 and 1998, and changes during the years then ended:

                                                1999                         1998
                                       ----------------------        ---------------------
                                                     Exercise                     Exercise
                                       Options         Price         Options        Price
                                       -------       --------        -------      --------
     Outstanding at beginning
        of year                            --            --            --            --
     Granted                            150,000         $1.50          --            --
     Exercised                             --            --            --            --
     Forfeited                             --            --            --            --
                                        -------         -----         -----         -----
     Outstanding at end of year         150,000         $1.50          --            --
                                        =======         =====         =====         =====

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

              Notes to Consolidated Financial Statements, Continued

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

7.   Stock Based Compensation, Continued

     The following summarizes information about the stock options of Elast Delaware granted and outstanding at December 31, 1999 and 1998, and changes during the years then ended:

                                                 1999                          1998
                                        ------------------------      ------------------------
                                                        Exercise                      Exercise
                                        Options          Price        Options          Price
                                        -------         --------      -------         --------
     Outstanding at beginning
        of year                         300,000         $  2.00          --              --
     Granted                               --              --         300,000         $  2.00
     Exercised                             --              --            --              --
     Forfeited                             --              --            --              --
                                        -------         -------       -------         -------
     Outstanding at end of year         300,000         $  2.00       300,000         $  2.00
                                        =======         =======       =======         =======

     The Company continues to account for stock-based compensation to employees using the intrinsic value method as prescribed in APB No. 25 under which no compensation cost for options is recognized for options granted at or above fair market value of the Company's common stock at the date of grant. Had the compensation expense for options awards been determined based upon fair values at the grant dates in accordance with SFAS No. 123, the Company's pro forma net loss and net loss per share for the year ended December 31, 1999 would have been the amount indicated in the following schedule. There was no effect on the Company's pro forma net loss and net loss per share for the year ended December 31, 1998.

     The Black-Scholes Option Pricing Model was developed for use in estimating the fair value of traded options. The Company's employee stock options have characteristics significantly different from those of traded options, such as vesting restriction and extremely limited transferability. In addition, the assumptions used in option valuation models are highly subjective, particularly the expected stock price volatility of the underlying stock. Because changes in these subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not provide a reliable single measure of the fair value of its employee stock options.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

              Notes to Consolidated Financial Statements, Continued

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

7.   Stock Based Compensation, Continued

     The pro forma effect on net loss for the year ended December 31, 1999 may not be representative of the actual results had the Company accounted for the stock options using the fair value method.

     Net loss, as reported                                   $    (976,928)
     Pro forma net loss                                      $  (1,134,928)
     Basic loss per share                                    $       (0.13)
     Pro forma net loss per share                            $       (0.15)

     For purposes of the above pro forma calculation, the fair value of options granted in 1999 and 1998 is estimated using the BSOPM with the weighted average assumptions listed below.

                                                      1999              1998
                                                   --------          --------

     Risk-free interest rate                          4.850%            5.000%
     Expected stock dividend yield                     --                --

     Expected stock price volatility 0.834            0.834              --

     Expected life in years                           1.000             3.000

     Summary information about the Company's options outstanding at October 31, 1999:

                                                             The             Subsidiary
                                                           Company        (Elast Delaware)
                                                           -------        ----------------
     Exercise price                                      $      1.50         $      2.00
     Options outstanding, December 31, 1999                  150,000             300,000
     Weighted average remaining contractual life           1.1 years           1.1 years
     Weighted average exercise price                     $      1.50         $      2.00
     Options exercisable, December 31, 1999                  150,000             300,000
     Weighted average exercise price                     $      1.50         $      2.00

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

              Notes to Consolidated Financial Statements, Continued

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

8.   Stock Purchase Warrants

     The Company's private placement offering of stock in 1999 was accomplished with the sale of 500,000 units comprised of one share of common stock and one stock purchase warrants The stock purchase warrants were immediately exercisable upon issuance. The stock purchase warrants provide for an exercise price of $2.40 and expire in July 2004. To date, none of the stock purchase warrants have been exercised.

     At December 31, 1999 and 1998, the Company had outstanding warrants to purchase 500,000 and 40,032 shares of the Company's common stock, at prices of $2.40 and $.38 per share, respectively. Warrants to purchase 40,032 shares expired on September 30, 1999. At December 31, 1999 and 1998, 500,000 and 40,032 shares of common stock, respectively, were reserved for this purpose.

9.   Loss Per Common Share

     In the year ended December 31, 1997, the Company adopted SFAS No. 128, Earnings per Share. Loss per common share has been calculated in accordance with this statement.

     Basic and diluted loss per common share have been computed by dividing the loss available to common shareholders by the weighted-average number of common shares for the period.

     The computations of basic and diluted loss per common share for the years ended December 31, 1999 and 1998 are as follows:

                                                                                                 Period from
                                                            For the              For the         June 12, 1996
                                                          Year Ended           Year Ended       (Inception) to
                                                       December 31, 1999    December 31, 1998  December 31, 1999
                                                       -----------------    -----------------  -----------------
     Net loss available to common stockholders          $      (976,928)     $    (1,102,374)   $    (2,185,333)

     Weighted-average shares, basic and diluted               7,711,880            5,798,194          5,446,490
                                                        ---------------      ---------------    ---------------
     Loss per common share, basic and diluted           $         (0.13)     $         (0.19)   $         (0.40)
                                                        ===============      ===============    ===============

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

              Notes to Consolidated Financial Statements, Continued

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

9.    Loss Per Common Share, Continued

      The effect of the potentially dilutive securities listed below was not included in the computation of diluted loss per share because to do so would have been antidilutive for the periods presented.

                                                                                                              Period from
                                                                For the                 For the              June 12, 1996
                                                              Year Ended              Year Ended            (Inception) to
                                                           December 31, 1999       December 31, 1998       December 31, 1999
                                                           -----------------       -----------------       -----------------
     Shares of common stock issuable under:
          Stock options of the Company                          150,000                    --                    150,000
          Stock options of  consolidated subsidiary             300,000                 300,000                  300,000
          Stock purchase warrants of the Company                500,000                  40,032                  500,000
                                                                -------                 -------                  -------

                                                                950,000                 340,032                  950,000
                                                                =======                 =======                  =======

10.  Stock Transactions

     Shares Issued to Acquire a License Agreement

     In 1996, the Company issued 3,200,000 shares of its stock for $800 to obtain a licensing agreement from an individual, who is an officer of the Company (Note 5).

     Shares Issued for Services

     In 1996, the Company issued 21,332 shares for legal services related to corporate formation and preparation of the Company's private placement memorandum. The shares of Company stock were issued for legal services valued at $6,719. In 1998 the Company issued 270,000 shares for consulting and engineering services and employee compensation as follows:

          Consultants were issued 115,000 shares as additional recognition of their services to the Company. The shares were valued at their fair value at the time of issuance, $1.50 per share.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

              Notes to Consolidated Financial Statements, Continued

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

10.  Stock Transactions, Continued

     Shares Issued for Services, Continued

          An outside engineer was issued 55,000 shares as additional recognition of his services to the Company. The shares were valued at fair value at the date of their issuance, $1.54 per share.

          An officer and major shareholder was issued 100,000 shares as additional recognition of his continuing efforts related to the development of the technology. The shares were valued at their fair value at the date of issuance, $1.50 per share.

     In 1999 the Company issued 76,133 shares for consulting and research and development services as follows:


          Consultants were issued 26,133 shares as additional recognition of their services to the Company. The shares were valued at their fair value at the time of issuance, $1.54 per share.

          Research and development engineers were issued 50,000 shares as additional recognition of their services to the Company. The shares were valued at fair value at the time of issuance, $1.48 per share.

     Private Placement Offerings

     In 1996, the Company, in a private placement offering, sold 546,672 units consisting of one share of common stock and one stock purchase warrant (the "warrants") at an exercise price of $0.38 per share. The warrants were redeemable at $0.38 per warrant immediately upon issuance, and expired on September 30, 1999.

     In 1998, the Company, in a private placement offering, sold 394,000 shares of common stock at $0.50 per share.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

              Notes to Consolidated Financial Statements, Continued

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

10.  Stock Transactions, Continued

     Private Placement Offerings, Continued

     In 1999, the Company, in a private placement offering, sold 500,000 units at $1.00 per unit consisting of one share of common stock and one stock purchase warrant ("warrants") at an exercise price of $2.40 per share. The warrants are exercisable immediately and they will expire in July 2004. The proceeds of from the sale of the units were allocated between the common stock and warrants based on their relative market values.

     In 1999, the Company, in a private placement offering, sold 205,900 shares of common stock at $1.50 per share.

     Common Shares Issued for Warrants Exercised

     During 1997, 506,640 warrants were exercised resulting in the issuance of 506,640 shares of common stock.

     Shares Issued for Raising Capital

     In 1998, the Company issued 1,007,472 shares of stock for consulting services related to the acquisition of Med Mark, Inc. (a reverse merger). One of the individuals who received 200,000 shares for the acquisition-related consulting services is an officer of the Company. The shares were valued at $0.38 per share.

     Acquisition of Med Mark, Inc. (Reverse Merger)

     On June 10, 1998, the Company acquired all of the outstanding common stock of Elast Delaware in a business combination accounted for as a purchase. For accounting purposes, the acquisition has been treated as the acquisition of the Company by Elast Delaware with Elast Delaware as the acquiror (reverse acquisition). The effective purchase price was 1,220,000 shares of the Company's common stock. The Company, formerly known as Med Mark, had no operations as of the acquisition date. No goodwill has been recorded as a result of this transaction. As this transaction is treated as a reverse merger acquisition, the historical financial statements prior to June 10, 1998 are those of Elast Delaware.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

              Notes to Consolidated Financial Statements, Continued

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

10.  Stock Transactions, Continued

     Stock Issued to Correct a Stock Issuance Error

     In 1998, the Company issued 13,332 shares to correct an error on a previous stock issuance.

11.  Management's Plan, (Unaudited)

     The Company is presently continuing research and development activities relating to a non-invasive, patented allergy-testing device (the "device"), which the Company owns the rights to develop, test, manufacture and market. To further advance the research and development of the device, and to validate the scientific principle of bio-voltage measurement, an extensive period of testing will commence in conjunction with the University of California at San Diego.

     Once the initial testing of the device is completed, the Company intends to have approximately 10 units of the device manufactured, which will be provided to a selected group of physicians and scientists. The operating plan is to develop the device on a stand-alone basis, which is user-friendly and fully self-contained. Once the device gains acceptance in the medical community, the Company anticipates that a patient home-testing unit may be developed.

     The Company plans to negotiate and enter into marketing agreements with appropriate distributors and marketing agents. In addition, it may acquire the right to sell or distribute existing products, or obtain licensing, marketing, distribution or other rights to compatible products. However, other than costs related to the continued development of the device, the Company does no anticipate significant expenditures on acquisition or development of other products during the next year. The Company will focus its initial marketing and distribution efforts on development and commercial exploitation of the device. The present plan is to lease or license the device to minimize costs and create an informed and updated client base.


     It may be necessary to raise additional funds to complete prototype development and limited clinical trials of the device. However, if the device performs as anticipated, the Company's management believes that they will be able to raise the funds necessary to begin production of the devices for clinical trials and the Food and Drug Administration approval process by the sale of the Company's capital stock, debt, and/or licensing certain proprietary rights.

                            Elast Technologies, Inc.
                      (A Company in the Development Stage)

              Notes to Consolidated Financial Statements, Continued

         For Each of the Two Years in the Period Ended December 31, 1999 And for the Period from June 12, 1996 (Inception) to December 31, 1999

--------------------------------------------------------------------------------

11.  Management's Plan, (Unaudited), Continued

     Should the development of the prototype or clinical testing of the prototype take more time than anticipated, or if the results of testing require significant modifications to the device, sufficient funds may not be available to enable the device to be completed and brought to market.

12.  Subsequent Events (Unaudited)

     Subsequent to year end, the Company initiated a public offering of 1,000,000 shares of its common stock on a best efforts basis. As of February 25, 2000, the Company believes that approximately 575,000 shares had been sold and that approximately $850,000 had been raised from this offering.

                            ELAST TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ELAST TECHNOLOGIES, INC., A NEVADA CORPORATION ("COMPANY").

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS INDICATED, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER REGARDING ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED HEREIN ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING AT THE ANNUAL MEETING IN PERSON.

INSTRUCTIONS. Except with respect to the election of directors, to vote in favor of a proposal, circle the phrase "FOR approval". To vote against a proposal, circle the phrase "AGAINST approval". To abstain from voting on a proposal, circle the phrase "ABSTAIN".

The undersigned stockholder of Elast Technologies, Inc., (the "Company"), hereby constitutes and appoints Thomas Krucker, with the power to appoint his substitute, as attorney and proxy, to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. Pacific Standard Time, on July 10, 2000, at the Howard Hughes located at 3800 Howard Hughes Parkway, Las Vegas, Nevada, and at any adjournment thereof, upon the following:

1.   To elect five (5) directors as follows:

     FOR all nominees listed below, except        WITHHOLD AUTHORITY
      as marked to the contrary below               to vote for all nominees
                                                    listed below

Additional Instructions: To withhold authority to vote for any individual nominee, strike a line through that nominee's name specified below.

Thomas Krucker         Robert Milne                Eduardo Jimenez

Andrew Whelan          Lee Feldman

2.   To approve and adopt the Company's Stock Option Plan;

     FOR approval               AGAINST approval                  ABSTAIN


3. To approve, adopt and ratify the actions taken by the Company's officers and directors during the most recent fiscal year;

     FOR approval               AGAINST approval                  ABSTAIN

4. To approve the merger between the Company and Bioelectronics Corp., a privately owned research and development company in Maryland;

     FOR approval               AGAINST approval                  ABSTAIN

5. To approve the Company entering into Indemnification Agreements with its executive officers and directors;

     FOR approval               AGAINST approval                  ABSTAIN

6. To approve the Company's reimbursement of business-related expenses to the Company's President, Thomas Krucker, in the amount of $113,854.00;

     FOR approval               AGAINST approval                  ABSTAIN

7. To approve the selection of Kelly & Company to audit the financial statements of the Company for the fiscal year ended December 31, 2000;

     FOR approval               AGAINST approval                  ABSTAIN

8. To vote in his or her discretion on such other business as may properly come before the meeting, or any adjournment thereof.

Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares of the Company's $.001 par value common stock are held by joint tenants, both joint tenants should sign this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please specify your complete title as such. If shares of the Company's $.001 par value common stock are held by a corporation, please sign in full that corporation's name and execute this proxy by the President or other authorized officer of that corporation. If shares of the Company's $.001 par value common stock are held by a partnership, please execute this proxy in that partnership's name by an authorized general partner or other authorized representative of that partnership.

Dated:________________                        ----------------------------------
                                                   (Signature of Shareholder)

                                              ----------------------------------
                                                 (Printed Name of Shareholder)

___  PLEASE CHECK IF YOU ARE PLANNING TO ATTEND THE MEETING.


                                        2